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BOEING                                PURCHASE CONTRACT                                                PAGE:  1 OF 4
                                            PURCHASE CONTRACT NO:  W 311266                        DATE:  03/03/2003

SHARED SERVICES GROUP-PUGET SOUND           PURCHASE CONTRACT CHANGE NO:  5              BUYER NAME:  BRANHAM, LAURA
P.O. BOX 3707                               CHANGE AFFECTS:  ADD UTO12202002             BUYER PHONE:  (253)657-6426 MAILSTOP:3U-AA
SEATTLE, WA. 98124-2207
ATTN:  MATERIAL M/S 3U-AA
                                                                                               SUPPLIER NAME:
                                                                                         MICHAEL HANISCH
                                                                                         TMS INC
                                                                                         DBA TMSSEQUOIA
                                                                                         PO BOX 1358
                                                                                         STILLWTER OK 74074
SALES TAX STATUS:  WA SALES TAX


SHIP TO..:  NO DELIVERY                                           ATTN:  W 311266
                                                                                               PAYMENT REMIT ADDRESS
FOB POINT:  N/A                                                                          TMS INC
                                                                                         DBA TMSSEQUOIA
                                                                                         PO BOX 1358
PAYMENT TERMS:  NET 30                                                                   STILLWATER OK 74074
PURCHASE CONTRACT SUBJECT TO TERMS AND CONDITIONS:
SEE NOTE #1  INCORPORATED HEREIN BY THIS REFERENCE

***********************************************************************************************************************************

THIS CONTRACT IS BUYERS OFFER TO SUPPLIER   ANY FEDERAL, STATE, LOCAL, OR EXCISE TAXES   THE PURCHASE CONTRACT NUMBER, CHANGE NUMBER
AND ACCEPTANCE IS LIMITED TO ITS PROVISIONS FOR ARTICLES OR SERVICES OBTAINED BY THIS    AND THE APPLICABLE ITEM NUMBER, INCLUDING
WITHOUT ADDITION, DELETION, OR OTHER        PURCHASE CONTRACT MUST BE IDENTIFIED AS A    PART NUMBER AND SERIAL NUMBER MUST APPEAR
MODIFICATION.                               SEPARATE ITEM ON EACH INVOICE SUBMITTED      ON EACH INVOICE, PACKING LIST, BILL OF
                                            FRIEGHT, POSTAGE, OR SERVICE CHARGES MUST    LADING, AND ALL CORRESPONDENCE PERTAINING
                                            ALSO BE IDENTIFIED IN THE SAME MANNER.       TO THIS PURCHASE CONTRACT.
                                            SEND ONE INVOICE COPY TO THE ADDRESS SHOWN
                                            ABOVE.  ATTENTION ACCOUNTS PAYABLE, UNLESS
                                            A PURCHASE CONTRACT NOTE REQUEST INVOICE
                                            SUBMITTAL TO ANOTHER ADDRESS.

DELIVERY OF ANY GOODS OR PROVIDED SERVICES                                               ALL PAYMENTS SHALL BE MADE NET THIRTY (30)
SHALL BE CONCLUSIVE EVIDENCE OF SUPPLIER                                                 DAYS AFTER RECEIPT OF A CORRECT INVOICE,
ACCEPTANCE OF THIS CONTRACT                                                              UNLESSS OTHERWISE AGREED TO IN THE TERMS
                                                                                         AND CONDITIONS OF THIS PURCHASE CONTRACT
                                                                                         AND/OR PURCHASE CONTRACT CHANGE.

IF ACKNOWLEDGEMENT COPY IS ATTACHED IT MUST
BE SIGNED AND RETURNED TO THE BUYER
(IDENTIFIED ABOVE) WITHIN FIFTEEN (15)
DAYS.

***********************************************************************************************************************************

BOEING

PURCHASE CONTRACT NO: W 311266 CHANGE NO:  5  PURCHASE CONTRACT                                          PAGE:  2 OF 4
-----------------------------------------------------------------------------------------------------------------------------------
ITEM   SUB ITEM     ORDER                                               TERM DATES        BILLING
 NO       NO     QUANTITY  UM             DESCRIPTION               START     EXPIRE    QUANTITY  UM  UNIT PRICE     EXTENDED PRICE
    1            1         LT SOFTWARE DEVELOPMENT - COMPANY WIDE   05012002  08312002  1         LT  $252,813.00    $252,813.00
                              ENGINEERING DATA RETRIEVAL SYSTEMS
                              PROJECT (CEDRS) #05232002-A &
                              05232002-B
    2            1         LT XEROX 8830 ROLL FORM PRINTER SUPPORT  08012002  09302002  1         LT  $67,650.00     $67,650.00
                              VERSION:  WINDOWS
                              FIXED PRICE SOFTWARE DEVELOPMENT
    3            1         LT XEROX 8830 ROLL FORM PRINTER SUPPORT  08012002  09302002  1         LT  $39,270.00     $39,270.00
                              VERSION:  UNIX
    4            1         LT XEROX 8830 ROLL FORM PRINTER SUPPLY   08012002  12272002  1         LT  $950.00        $950.00
                              COSTS REIMBURSEMENT
    5            1         LT XEROX 8830 ROLL FORM PRINTER          08012002  12312002  1         LT  $6,790.00      $6,790.00
                              ASSOCIATED TRAVEL COSTS
                              REIMBURSEMENT
    6            1         LT TIME & MATIERALS EFFORTS -            10152002  12272002  1         LT  $30,000.00     $30,000.00
                              ALTERATIONS TO THE PRISM SOFTWARE
                              INCLUDES TRAVEL EXPENSES FOR
                              POSSIBLE TRAVEL TO ST. LOUIS &
                              WICHITA
    7            1         LT FIXED PRICE - POSTSCRIPT GENERATOR    10012002  03032003  1         LT  $114,180.00    $114,180.00
                              API FOR CREATING PS OUTPUT -
                              $111,375 PRINT API DEFINITION -
                              $2,805
    8            1         LT FIXED PRICE CONTRACT UTO #12202002    10012002  03032003  1         LT  $232,650.00    $232,650.00
                              NEXTGEN REV B

                                                                              NET PURCHASE CONTRACT VALUE            $744,303.00

TAX STATEMENT:
                           "THIS PURCHASE IS SUBJECT TO WASHINGTON STATE OR LOCAL LOCAL SALES OR USE TAX"

INVOICE PAYMENT:
                           INVOICES FOR SERVICES OR PARTS DELIVERED AGAINST THIS PURCHASE CONTRACT SHALL BE MAILED DIRECTLY TO:

                                  BOEING SHARED SERVICES GROUP-PUGET SOUND
                                  P.O. BOX 34031
                                  SEATLLE, WA 98124-1031
                                  ATTENTION:  ACCOUNTS PAYABLE
                                  MAIL STOP 7J-88

BOEING

PURCHASE CONTRACT NO: W 311266 CHANGE NO: 5 PURCHASE CONTRACT                                          PAGE:  3 OF 4

INVOICE PAYMENT:
                    PHONE (425) 865-4001
          APPLICABLE EARLY PAYMENT DISCOUNTS MUST BE CLEARLY
          MARKED ON THE FACE OF THE INVOICE.

          ALL INVOICES MUST BE LEGILE FOR SCANNING. IF THE PRINT IS NOT LINED UP PROPERLY, E.G. PRINTING ON THE LINES OR IF THE PRINT IS TOO LIGHT OR TOO DARK, THE FONT IS TOO THICK AND/OR LETTERS AND NUMBERS ARE TOO CLOSE. THE INVOICE IS NOT LEGIBLE. CARBON OR COLORED PAPER OR INVOICES WITH SHADED AREAS DO NOT SCAN WELL. TYPE OR BLACK INK WORKS BEST.

NOTES:
                        1   TERMS AND CONDITIONS:
                            CORPORATE SOFTWARE LICENSE AGREEMENT BETWEEN THE BOEING
                            COMPANY AND TMS, INC. EFFECTIVE 1/11/2000.

                            DEVELOPMENT AGREEMENT BETWEEN THE BOEING COMPANY AND TMS,
                            INC. FOR THE BOEING ENGINEERING DATA RETRIEVAL SYSTEM
                            (CEDRS) PROGRAM, EFFECTIVE JANUARY 11, 2000.

                        2   BOEING SITE CONTACT:      NAME:  CARYN HOPKINS
                                                      MAIL STOP:  11-XR
                                                      PHONE:  206-655-6228

                        3   ALL INVOICES SUBMITTED AGAINST THIS PURCHASE CONTRACT
                            MUST BE LABELED "INVOICE" AND MUST CONTAIN:
                            (1) A UNIQUE INVOICE NUMBER AND DATE
                            (2) PURCHASE CONTRACT NUMBER, INCLUDING PREFIX (ONE
                            PURCHASE CONTRACT PER INVOICE ONLY)
                            (3) BILLING AMOUNTS (S), EXTENSION AND NET OF DISCOUNTS
                            BY ITEM
                            (4) INVOICE SUBTOTAL WHICH EXCLUDES SALES OR USE TAX
                            (5) TAX AMOUNTS BY STATE IF TAXABLE
                            (6) INVOICE TOTAL
                            COPIES OF FREIGHT CARRIER INVOICES MUST ACCOMPANY ALL
                            INVOICES BILLING FOR ACTUAL FREIGHT CHARGES.  APPLICABLE
                            EARLY PAYMENT DISCOUNTS MUST BE CLEARLY MARKED ON THE
                            FACE OF THE INVOICE.
                            INVOICES MUST BE MAILED DIRECTLY TO:
                                       BOEING SHARED SERVICES GROUP (PUGET SOUND)
                                       P.O. BOX 34031
                                       SEATTLE, WA 98124-1031

BOEING

PURCHASE CONTRACT NO: W 311266 CHANGE NO:  5  PURCHASE CONTRACT                        PAGE:  4 OF 4

NOTES:
                                      ATTENTION:  ACCOUNTS PAYABLE
                                      MAIL STOP 7J-88
                                      PHONE NUMBER (425) 865-4001
                             SUPPLIER UNDERSTANDS AND AGREES THAT BOEING APPROVAL AND
                             PAYMENT OF ANY SUPPLIER'S INVOICES AGAINST THIS CONTRACT
                             IS NOT TO BE CONSTRUED AS ANY TYPE OF ACCEPTANCE OF THE
                             PRICES/RATES INCLUDED THERON.  PAYMENT OF SELLER'S
                             INVOICES SHALL BE MADE SUBJECT TO ADJUSTMENT FOR ANY
                             AMOUNT SUBSEQUENTLY FOUND TO HAVE BEEN IMPROPERLY
                             INVOICED.
                         4   A WRITTEN ACKNOWLEDGEMENT OF THIS PURCHASE CONTRACT IS
                             REQUIRED TO BE RETURNED TO THE BUYER NO LATER THAN
                             FIFTEEN (15) DAYS AFTER RECEIPT OF THIS CONTRACT.
                         5   PURCHASE CONTRACT CHANGE #1 IS ISSUED TO ADD ITEMS 1-4
                             FOR THE ADDITION OF THE XEROX ROLL FORM PRINTER
                             REQUIREMENTS.
                         6   PURCHASE CONTRACT CHANGE #2 IS ISSUED TO ADD ITEM NUMBER
                             6 FOR THE TIME & MATERIALS EFFORTS TO ALTER THE PRISM
                             SOFTWARE TOOL.  NOT-TO-EXCEED.
                         7   PURCHASE CONTRACT CHANGE #3 IS ISSUED TO ADD ITEM NUMBER
                             7 FOR THE POSTSCRIPT GENERATOR FIXED PRICE API FOR
                             CREATING POSTSCRIPT OUTPUT AND PRINT API DEFINITION
                             ITEMS.
                         8   PURCHASE CONTRACT CHANGE #4 IS ISSUED TO REVISE THE
                             DOLLAR AMOUNT ON LINE ITEM #5 TO ACCOMMODATE ADDITIONAL
                             TRAVEL CHARGES, AND REVISE THE END DATE OF LINE ITEM #7
                             TO REFLECT REVISED PROJECT SCHEDULES.
                         9   PURCHASE CONTRACT CHANGE #5 IS ISSUED TO ADD LINE ITEM
                             #8 FOR THE FIXED PRICE CONTRACT OF UTO #12202002 NEXTGEN
                             REV B.

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